UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2010
(Date of earliest event reported)

Cinedigm Digital Cinema Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
Signature

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On June 22, 2010, Cinedigm Digital Cinema Corp. (the “Company”) and A. Dale Mayo, the Company’s Chief Executive Officer and President and Chairman of the Company’s Board of Directors (the “Board”), entered into a Separation Agreement (the “Separation Agreement”) pursuant to which Mr. Mayo notified the Company of his resignation as Chief Executive Officer and President effective upon the date of the Separation Agreement.  Mr. Mayo will continue to serve as non-executive Chairman of the Board until the next annual meeting of stockholders of the Company, currently expected to be held on September 14, 2010 (the “Meeting”).  Pursuant to the Separation Agreement, Mr. Mayo will be entitled to receive his base salary and target bonus through March 31, 2011, as contemplated by his Employment Agreement dated as of March 31, 2008 with the Company, and continued payment of his automobile allowance through the date of the Meeting, medical insurance through March 31, 2011 and his long-term care policy currently in force through March 31, 2014. In addition, 300,000 stock options having an exercise price of $1.37 per share, 19,920 shares of restricted stock and 94,340 restricted stock units, each previously awarded to Mr. Mayo, became vested upon the date of the Separation Agreement.

The description of the Separation Agreement set forth above is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.

Adam M. Mizel, who currently serves as the Company’s Chief Strategy and Chief Financial Officer, and Gary S. Loffredo, who currently serves as the Company’s Senior Vice President-Business Affairs and General Counsel, will assume the additional role of interim co-Chief Executive Officers, with responsibility for day-to-day management of the Company while the Board identifies candidates from which to select a permanent Chief Executive Officer.

On June 23, 2010, the Company issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Separation Agreement between Cinedigm Digital Cinema Corp. and A. Dale Mayo dated as of June 22, 2010.
99.1	Press Release dated June 23, 2010.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated as of  June 25, 2010

By:	/s/ Brian D. Pflug
Name:	Brian D. Pflug
Title:	Senior Vice President—Accounting and Finance

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement between Cinedigm Digital Cinema Corp. and A. Dale Mayo dated as of June 22, 2010.
99.1	Press Release dated June 23, 2010.